Exhibit 99.1

Eagle Pharmaceuticals Appoints Christopher Krawtschuk as Chief Financial Officer

WOODCLIFF LAKE, N.J. — November 12, 2024 — Eagle Pharmaceuticals, Inc. (OTCMKTS: EGRX) (the “Company” or “Eagle”) today announced the appointment of Christopher Krawtschuk as Chief Financial Officer (“CFO”) of the Company, effective November 11, 2024. In connection with Mr. Krawtschuk’s appointment, Mr. Steven Ratoff stepped down from his role as interim Chief Financial Officer and will remain as a director on the Company’s board of directors.

“Chris is a talented finance executive with deep experience in the pharmaceutical sector, and we are pleased to welcome him to the Eagle team,” said Michael Graves, Interim Principal Executive Officer of Eagle Pharmaceuticals. “His experience guiding companies through transitional periods brings a valuable perspective to Eagle.”

“Joining Eagle Pharmaceuticals at this time represents a unique opportunity to contribute to the Company,” said Christopher Krawtschuk. “I look forward to working with Michael and his talented colleagues as we strive to execute on our operational priorities.”

Most recently, Mr. Krawtschuk served as CFO and Treasurer of bluebird bio. Prior to that, Mr. Krawtschuk served as CFO of Jubilant Pharma, where he implemented its capital deployment strategy and optimized its capital structure. Prior to Jubilant, in his role as U.S. CFO and Treasurer at Morphosys, a German company, Mr. Krawtschuk helped build a U.S. commercial presence focused on oncology. Prior to that, Mr. Krawtschuk served as lead divisional controller for Pfizer, where he provided financial leadership that supported business strategy, operational performance, and business development efforts. Mr. Krawtschuk began his financial career at PricewaterhouseCoopers where he held several positions of increasing responsibility from 2001 to 2016. Mr. Krawtschuk received his B.S. in Accounting from William Paterson University and is licensed as a CPA.

About Eagle Pharmaceuticals, Inc.

Eagle is a fully integrated pharmaceutical company with research and development, clinical, manufacturing and commercial expertise. Eagle is committed to developing innovative medicines that result in meaningful improvements in patients’ lives. Eagle’s commercialized products include PEMFEXY®, RYANODEX®, BENDEKA®, BELRAPZO®, TREAKISYM® (Japan), and BYFAVO® and BARHEMSYS® through its wholly owned subsidiary Acacia Pharma Inc. Eagle’s oncology and CNS/metabolic critical care pipeline includes product candidates with the potential to address underserved therapeutic areas across multiple disease states, and the company is focused on developing medicines with the potential to become part of the personalized medicine paradigm in cancer care. Additional information is available on Eagle’s website at www.eagleus.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “regain,” “maintain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “goal,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to Mr. Krawtschuk’s expected contributions to the Company and the Company's ability to execute on its operational priorities. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, which could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to obtain resolution with respect to the events of default under its Third Amended and Restated Credit Agreement, as amended; the Company's ability to obtain financing and the timing and potential terms thereof; whether the objectives of the Company's review of potential financing and other alternatives will be achieved, the terms, structure, benefits and costs of any arrangement or transaction resulting therefrom, and whether any transaction will be consummated at all; the extent to which the rights under the Company’s stockholder rights agreement become exercisable, if at all; the risk that the Company's review of potential financing and other alternatives and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other relationships and on its operating results and business generally; the risk that the review of potential financing and other alternatives could divert the attention and time of the Company’s management; the costs resulting from the review of potential financing and other alternatives; the risk of the Company potentially seeking protection under bankruptcy laws; the possibility that the Company will be unable to re-list its common stock on the Nasdaq or another exchange and, if re-listed, the possibility that the Company thereafter will be unable to comply with the listing rules of such exchange; the limitations on trading of the Company’s common stock related to the Company’s trading on the OTC Expert Market; the impact on the price of the Company’s common stock and the Company’s reputation; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and retain key personnel; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the impacts thereof; the Company’s reliance on third parties to manufacture commercial supplies of its products and clinical supplies of its product candidates; the impacts of geopolitical factors such as the conflicts between Russia and Ukraine and Hamas, Iran and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation and other legal proceedings and the risk of additional litigation and legal proceedings, including with respect to the matters referenced herein; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and may cause the Company’s actual results and outcomes to materially differ from its estimates and projections; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Relations Contact

Timothy McCarthy, CFA
T: 917-679-9282
E: tim@lifesciadvisors.com

Lisa M. Wilson
T: 212-452-2793
E: lwilson@insitecony.com

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